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                                                             January 1, 2001
 FUND PROFILE
T. ROWE PRICE
Financial Services Fund

 A stock fund seeking long-term capital appreciation and modest current income through investments in financial services companies.
TROWEPRICELOGO
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.
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FUND PROFILE
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 What is the fund's objective?

   The fund seeks long-term growth of capital and a modest level of income.


 What is the fund's principal investment strategy?

   The fund will invest at least 65% of assets in the common stocks of companies in the financial services industry. In addition, the fund may invest in companies deriving substantial revenues (at least 50%) from conducting business with the industry, such as providers of financial software.

   For purposes of selecting investments, we define financial services broadly and include (but are not limited to) the following:

  . regional and money center banks;

  . insurance companies;

  . home, auto, and other specialty finance companies;

  . securities brokerage firms and electronic trading networks;

  . investment management firms;

  . publicly traded, government-sponsored financial enterprises;

  . thrift and savings banks;

  . financial conglomerates;

  . foreign financial services companies; and

  . electronic transaction processors for financial services companies.

   Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects. The fund will have no restrictions on the market capitalization (stock price multiplied by shares outstanding) of its holdings. We may use both growth and value approaches in selecting investments. In the growth area, we will try to identify companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the manager will seek companies whose current stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share, that have growth potential temporarily unrecognized by the market, or that may be temporarily out of favor. Many companies held by the fund are expected to pay a dividend.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
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FUND PROFILE
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   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   Since the fund will be concentrated in the financial services industry, it will be less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Generally, the fund represents greater potential risk than a more diversified fund, although the dividends paid by financial services companies moderate this risk to some extent. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

   Many companies in this field can possess growth characteristics, but the industry is not generally perceived to be dynamic or aggressive, which could dampen fund performance compared with more aggressive funds.

   The fund's investments in growth stocks could result in greater volatility because of the generally higher valuations of these stocks. The fund's use of the value approach carries the risks that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

   Foreign stock holdings are subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not
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FUND PROFILE
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   insured or guaranteed by the Federal Deposit Insurance Corporation or any
   other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the risks of investing in a single-industry fund in an effort to achieve significant capital appreciation, and you seek to participate in the growth prospects of the financial services sector, the fund could be an appropriate part of your overall investment strategy. This fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.

LOGO

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FUND PROFILE
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
  Calendar Year Total Returns
  "97"            "98"            "99"
 ------------------------------------------------
     41.44           11.55             1.70
 ------------------------------------------------


          Quarter ended              Total return

 Best quarter                           12/30/98 21.04%

 Worst quarter                           9/30/98 -20.07%


 Table 1  Average Annual Total Returns
                                       Periods ended 12/31/2000
                                                    Since inception
                                      1 year         (09/30/1996)
 --------------------------------------------------------------------
  Financial Services Fund                36.76%            23.92%

  S&P 500 Stock Index                    -9.11             18.31
  Lipper Financial Services Funds        26.56             20.01
  Average
 --------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.


 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
 -------------------------------------------------------------------------------------
  Management fee                                           0.67%/ // /
  Other expenses                                           0.47%
  Total annual fund operating                              1.14%/ // /
  expenses
 -------------------------------------------------------------------------------------


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

   1 year      3 years      5 years       10 years
 ----------------------------------------------------
    $116        $362         $628          $1,386
 ----------------------------------------------------


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FUND PROFILE
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Anna M. Dopkin manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 2000. She joined T. Rowe Price in 1996 as an investment analyst and has specialized in the financial services area. Prior to joining T. Rowe Price she worked at Goldman Sachs for six and a half years in the Mortgage Securities Department in New York and London.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;
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FUND PROFILE
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  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
LOGO
 RPS F17-035
 T. Rowe Price Investment Services, Inc., Distributor
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